UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) July 22, 2008
E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)
1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)
Registrant’s telephone number, including area code: (302) 774-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
     On July 22, 2008, the Registrant announced its consolidated financial results for the quarter ended June 30, 2008. A copy of the Registrant’s earnings news release is furnished on Form 8-K. The information contained in Item 2.02 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY (Registrant)
/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

July 22, 2008

3

JULY 22, 2008	Contact:	Anthony Farina
WILMINGTON, Del.		302-774-4005
anthony.r.farina@usa.dupont.com
Agriculture Leads DuPont to Solid Second Quarter Growth
Company Increases Lower End of 2008 Earnings Outlook Range
Highlights
•	Second quarter 2008 earnings per share grew 13 percent to $1.18, up from $1.04 in the second quarter of 2007. Earnings benefited $.07 per share from a litigation settlement and a lower base tax rate.

•	Sales increased 12 percent to $8.8 billion, reflecting 7 percent higher local selling prices, 5 percent currency benefit, 1 percent higher volumes and a 1 percent reduction from portfolio changes. Sales outside the United States grew 18 percent, while sales in the United States grew 5 percent despite weakness in housing and automotive markets.

•	Local selling prices increased 7 percent, partially offsetting a 15 percent increase in energy, raw materials and freight costs in the second quarter.

•	Agriculture & Nutrition sales grew 23 percent, reflecting strong global demand for the company’s corn, soybean and crop protection products.

•	Fixed costs as a percentage of sales improved 200 basis points from the prior-year quarter, reflecting the company’s continued cost productivity improvement programs.

•	DuPont increased the lower end of its full year 2008 earnings outlook, narrowing the range to $3.45 to $3.55 per share.
               “DuPont captured strong growth in agriculture and emerging markets and grew earnings despite accelerating raw material and energy costs in the second quarter. We are executing well in a challenging environment,” said DuPont Chairman and CEO Charles O. Holliday, Jr. “DuPont’s strategic transformation in recent years is enabling us to successfully adapt to the new reality of significantly higher commodity costs and we remain focused on achieving our 2010 accelerated growth plan.”

Global Consolidated Sales and Net Income
               Consolidated net sales grew 12 percent to $8.8 billion. Sales outside the United States grew 18 percent and accounted for 60 percent of worldwide sales. Sales in emerging markets grew 23 percent. A summary of second quarter 2008 worldwide and regional sales performance is shown in the table below.

	Three Months
	Ended June 30,
	2008		Percentage Change Due to:
			Local
		%	Currency	Currency
(dollars in billions)	$	Change	Price	Effect	Volume	Portfolio
U.S.	$3.5	5	9	—	(4)	—
Europe	2.7	18	4	12	3	(1)
Asia Pacific	1.5	18	5	4	11	(2)
Canada & Latin America	1.1	17	6	7	5	(1)

Total Consolidated Sales	$8.8	12	7	5	1	(1)
               Net income for the second quarter of 2008 was $1,078 million, or $1.18 per share. Second quarter 2007 net income was $972 million, or $1.04 per share.
Earnings Per Share
               The table below shows the variances in second quarter 2008 earnings per share (EPS) versus second quarter 2007. The 13 percent increase in earnings per share reflects higher local prices, favorable currency impact, and volume growth outside the United States. These gains were partially offset by higher ingredient costs and increased spending for growth initiatives and capacity expansions.
EPS Analysis

EPS
2nd Quarter 2007	$1.04

Variances:
Local prices	.42
Variable costs*	(.51)
Volume	.03
Fixed costs*	(.04)
Currency	.11
Pharmaceuticals	.02
Tax rate**	.03
Litigation settlement	.04
Fewer shares	.03
Lower interest expense	.01

2nd Quarter 2008	$1.18

*	Excludes volume and currency impact

**	Includes $0.03 from a favorable tax settlement

Business Segment Performance
               Segment sales and related variances versus the second quarter of 2007 are shown in the table below:

SEGMENT SALES*	Three Months Ended
(Dollars in billions)	June 30,		Percentage Change
	2008		Due to:
		%	USD
	$	Change	Price	Volume	Portfolio
Agriculture & Nutrition	$2.5	23	15	9	(1)
Coatings & Color Technologies	1.9	10	11	(1)	—
Electronic & Communication Technologies	1.1	10	7	1	2
Performance Materials	1.8	8	13	(5)	—
Safety & Protection	1.6	8	9	2	(3)

*	Segment sales include transfers
               Segment pre-tax operating income (PTOI) was $1.7 billion, up 8 percent versus the second quarter 2007, as shown below:
PRE-TAX OPERATING INCOME

	Three Months Ended
	June 30, 2008
			% Change vs.
(Dollars in millions)	2008	2007	2007
Agriculture & Nutrition	$504	$428	18
Coatings & Color Technologies	247	226	9
Electronic & Communication Technologies	170	176	(3)
Performance Materials	223	227	(2)
Safety & Protection	302	318	(5)

Total Growth Platforms	1,446	1,375	5
Pharmaceuticals	265	241	10
Other	1	(37)	nm

Total Segments	$1,712	$1,579	8

               The following are business segment highlights comparing second quarter 2008 results to second quarter 2007.
Agriculture & Nutrition
•	Sales increased $467 million, or 23 percent, to $2.5 billion, reflecting record seed revenue and strong global pricing actions across the platform.
•	PTOI increased 18 percent to $504 million, driven by higher volumes and USD prices across all businesses, partially offset by growth investments, higher commodity prices, and a $52 million charge on open soybean contracts.
Coatings & Color Technologies
•	Sales increased 10 percent to $1.9 billion. Higher USD selling price in all businesses and volume growth in emerging markets more than offset lower volumes in North America.
•	PTOI increased 9 percent to $247 million. Sales growth and favorable currency offset the impact of weak auto and housing markets and higher raw material and transportation costs.
Electronic & Communication Technologies
•	Sales grew 10 percent to $1.1 billion, led by price gains and favorable currency. Strong demand for photovoltaics, printed packaging, and refrigerants was partially offset by weakness in U.S. automotive electronics.
•	PTOI was $170 million compared to $176 million in the prior-year quarter, which included a $25 million pre-tax inventory valuation benefit. Excluding this item, PTOI increased 13 percent, reflecting strong sales growth and cost productivity gains.
Performance Materials
•	Sales grew 8 percent to $1.8 billion, driven by price gains, currency, and strong growth in Asia Pacific. Volumes outside Asia declined due to weakness in automotive markets and the impact of scheduled production outages.
•	PTOI decreased 2 percent to $223 million as significantly higher ingredient costs and lower volumes offset the benefit of price increases.
Safety & Protection
•	Sales grew 8 percent to $1.6 billion. Pricing gains, particularly in chemicals, favorable currency and broad-based volume growth in emerging markets was partially offset by lower volumes in the U.S. housing market.
•	PTOI of $302 million was down 5 percent. Significant earnings growth in the chemical businesses was offset by less favorable product mix, lower volumes in U.S. housing, higher raw material costs, and higher fixed costs associated with growth investments.
               Additional information on segment performance is available on the DuPont Investor Center website at www.dupont.com.

Outlook
               The company increased the lower end of its full year 2008 earnings outlook, narrowing the range to $3.45 to $3.55 per share. The previous earnings outlook was a range of $3.40 to $3.55. First half 2008 earnings per share increased significantly versus prior year, principally reflecting strong growth in agriculture earnings, which are concentrated in the first half of the year. The company expects second half 2008 earnings per share to be modestly lower than last year due to the impact of higher energy and ingredient costs, lower demand in certain developed markets, lower income from asset sales, and a higher base tax rate. The company expects second half 2008 earnings per share to be about equally split between the third and fourth quarters.
               “DuPont is executing extremely well in a tougher environment,” Holliday said. “We remain focused on achieving the growth objectives of our 2010 Acceleration Plan.”
Use of Non-GAAP Measures
               Management believes that measures of income excluding significant items (“non-GAAP” information) are meaningful to investors because they provide insight with respect to ongoing operating results of the company. Such measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. Reconciliations of non-GAAP measures to GAAP are provided in Schedule D.
               DuPont is a science-based products and services company. Founded in 1802, DuPont puts science to work by creating sustainable solutions essential to a better, safer, healthier life for people everywhere. Operating in more than 70 countries, DuPont offers a wide range of innovative products and services for markets including agriculture and food; building and construction; communications; and transportation.
Forward-Looking Statements: This news release contains forward-looking statements based on management’s current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like “expects,” “anticipates,” “plans,” “intends,” “projects,” “indicates,” and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by DuPont, particularly its latest annual report on Form 10-K and quarterly report on Form 10-Q, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which the company does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; seasonality of sales of agricultural products; and severe weather events that cause business interruptions, including plant and power outages, or disruptions in supplier and customer operations.
#   #    #

E. I. du Pont de Nemours and Company
Consolidated Income Statements
(Dollars in millions, except per share amounts)
SCHEDULE A

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Net sales	$8,837	$7,875	$17,412	$15,720
Other income, net	442	364	637	680

Total	9,279	8,239	18,049	16,400

Cost of goods sold and other operating charges (a)	6,426	5,602	12,382	11,196
Selling, general and administrative expenses	987	884	1,921	1,730
Research and development expense	360	337	690	647
Interest expense	94	108	174	207

Total	7,867	6,931	15,167	13,780

Income before income taxes and minority interests	1,412	1,308	2,882	2,620
Provision for income taxes	335	335	608	700
Minority interests in (losses) earnings of consolidated subsidiaries	(1)	1	5	3

Net income	$1,078	$972	$2,269	$1,917

Basic earnings per share of common stock	$1.19	$1.05	$2.51	$2.07

Diluted earnings per share of common stock	$1.18	$1.04	$2.49	$2.05

Dividends per share of common stock	$0.41	$0.37	$0.82	$0.74

Average number of shares outstanding used in earnings per share (EPS) calculation:
Basic	902,617,000	923,817,000	901,627,000	923,907,000
Diluted	910,080,000	932,809,000	908,132,000	933,027,000

(a)	See Schedules of Significant Items for additional information.

E. I. du Pont de Nemours and Company
Consolidated Balance Sheets
(Dollars in millions, except per share amounts)
SCHEDULE A (continued)

	June 30,	December 31,
	2008	2007
Assets
Current assets
Cash and cash equivalents	$1,303	$1,305
Marketable securities	210	131
Accounts and notes receivable, net	8,477	5,683
Inventories	5,021	5,278
Prepaid expenses	160	199
Income taxes	565	564

Total current assets	15,736	13,160
Property, plant and equipment, net of accumulated depreciation (June 30, 2008 — $16,425; December 31, 2007 — $15,733)	10,922	10,860
Goodwill	2,085	2,074
Other intangible assets	2,796	2,856
Investment in affiliates	892	818
Other assets	5,163	4,363

Total	$37,594	$34,131

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$2,846	$3,172
Short-term borrowings and capital lease obligations	4,432	1,370
Income taxes	170	176
Other accrued liabilities	3,188	3,823

Total current liabilities	10,636	8,541
Long-term borrowings and capital lease obligations	5,361	5,955
Other liabilities	7,287	7,255
Deferred income taxes	966	802

Total liabilities	24,250	22,553

Minority interests	441	442

Commitments and contingent liabilities

Stockholders’ equity
Preferred stock	237	237
Common stock, $0.30 par value; 1,800,000,000 shares authorized; issued at June 30, 2008 — 989,194,000; December 31, 2007 — 986,330,000	297	296
Additional paid-in capital	8,336	8,179
Reinvested earnings	11,466	9,945
Accumulated other comprehensive loss	(706)	(794)
Common stock held in treasury, at cost (87,041,000 shares at June 30, 2008 and December 31, 2007)	(6,727)	(6,727)

Total stockholders’ equity	12,903	11,136

Total	$37,594	$34,131

E. I. du Pont de Nemours and Company
Condensed Consolidated Statements of Cash Flows
(Dollars in millions)
SCHEDULE A (continued)

	Six Months Ended
	June 30,
	2008	2007
Cash (used for) provided by operating activities	$(433)	$383

Investing activities
Purchases of property, plant and equipment	(892)	(621)
Investments in affiliates	(19)	(23)
Payments for Businesses (Net of Cash Acquired)	(67)	—
Other investing activities — net	(356)	(28)

Cash used for investing activities	(1,334)	(672)

Financing activities
Dividends paid to stockholders	(749)	(692)
Net increase in borrowings	2,443	472
Other financing activities — net	46	(315)

Cash provided by (used for) financing activities	1,740	(535)

Effect of exchange rate changes on cash	25	(3)

Decrease in cash and cash equivalents	(2)	(827)

Cash and cash equivalents at beginning of period	1,305	1,814

Cash and cash equivalents at end of period	$1,303	$987

E. I. du Pont de Nemours and Company
Schedules of Significant Items
(Dollars in millions, except per share amounts)
SCHEDULE B
SIGNIFICANT ITEMS

	Pre-tax		After-tax		($ Per Share)
	2008	2007	2008	2007	2008	2007
1st Quarter — Total (a)	$—	$(52)	$—	$(52)	$—	$(0.06)

2nd Quarter	$—	$—	$—	$—	$—	$—

2nd Quarter — Total	$—	$—	$—	$—	$—	$—

Year-to-date — Total	$—	$(52)	$—	$(52)	$—	$(0.06)

(a)	First quarter 2007 includes a net $52 charge in Cost of goods sold and other operating charges for litigation in the Performance Materials segment in connection with the elastomers antitrust matter.
See Schedule C for detail by segment.

E. I. du Pont de Nemours and Company
Consolidated Segment Information
(Dollars in millions)
SCHEDULE C

	Three Months Ended		Six Months Ended
	June 30,		June 30,
SEGMENT SALES (1)	2008	2007	2008	2007
Agriculture & Nutrition	$2,541	$2,074	$5,424	$4,524
Coatings & Color Technologies	1,867	1,701	3,512	3,260
Electronic & Communication Technologies	1,074	979	2,100	1,899
Performance Materials	1,810	1,679	3,523	3,268
Safety & Protection	1,583	1,466	2,948	2,836
Other	44	50	84	93

Total Segment sales	$8,919	$7,949	$17,591	$15,880

Elimination of transfers	(82)	(74)	(179)	(160)

Consolidated net sales	$8,837	$7,875	$17,412	$15,720

(1)	Sales for the reporting segments include transfers.

E. I. du Pont de Nemours and Company
Consolidated Segment Information
(Dollars in millions)
SCHEDULE C (continued)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
PRETAX OPERATING INCOME/(LOSS) (PTOI)	2008	2007	2008	2007
Agriculture & Nutrition	$504	$428	$1,290	$1,079
Coatings & Color Technologies	247	226	437	420
Electronic & Communication Technologies	170	176	345	300
Performance Materials	223	227	442	377
Safety & Protection	302	318	574	609

Total Growth Platforms	1,446	1,375	3,088	2,785

Pharmaceuticals	265	241	500	466
Other	1	(37)	(25)	(93)

Total Segment PTOI	$1,712	$1,579	$3,563	$3,158

Net exchange losses (1)	(29)	8	(184)	(20)
Corporate expenses & net interest	(271)	(279)	(497)	(518)

Income before income taxes and minority interests	$1,412	$1,308	$2,882	$2,620

	Three Months Ended		Six Months Ended
	June 30,		June 30,
SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)(2)	2008	2007	2008	2007
Agriculture & Nutrition	$—	$—	$—	$—
Coatings & Color Technologies	—	—	—	—
Electronic & Communication Technologies	—	—	—	—
Performance Materials	—	—	—	(52)
Safety & Protection	—	—	—	—
Other	—	—	—	—

Total Significant Items by segment	$—	$—	$—	$(52)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
PTOI EXCLUDING SIGNIFICANT ITEMS	2008	2007	2008	2007
Agriculture & Nutrition	$504	$428	$1,290	$1,079
Coatings & Color Technologies	247	226	437	420
Electronic & Communication Technologies	170	176	345	300
Performance Materials	223	227	442	429
Safety & Protection	302	318	574	609

Total Growth Platforms	1,446	1,375	3,088	2,837

Pharmaceuticals	265	241	500	466
Other	1	(37)	(25)	(93)

Total Segment PTOI excluding Significant Items	$1,712	$1,579	$3,563	$3,210

(1)	Net after-tax exchange activity for the three months ended June 30, 2008 and 2007 were losses of $37 and $7, respectively. Net after-tax exchange activity for the six months ended June 30, 2008 and 2007 were losses of $51 and $25, respectively. Gains and losses resulting from the company’s hedging program are largely offset by associated tax effects. See Schedule D for additional information.

(2)	Refer to the Notes to Schedules of Significant Items for additional information.

E. I. du Pont de Nemours and Company
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)
SCHEDULE D
Summary of Earnings Comparisons

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			%			%
	2008	2007	Change	2008	2007	Change
Segment PTOI	$1,712	$1,579	8%	$3,563	$3,158	13%
Significant Items charge included in PTOI (per Schedule B)	—	—		—	52

Segment PTOI excluding Significant Items	$1,712	$1,579	8%	$3,563	$3,210	11%

Net Income	$1,078	$972	11%	$2,269	$1,917	18%
Significant Items charge included in Net Income (per Schedule B)	—	—		—	52

Net Income excluding Significant Items	$1,078	$972	11%	$2,269	$1,969	15%

EPS	$1.18	$1.04	13%	$2.49	$2.05	21%
Significant Items charge included in EPS (per Schedule B)	—	—		—	0.06

EPS excluding Significant Items	$1.18	$1.04	13%	$2.49	$2.11	18%

Average number of diluted shares outstanding	910,080,000	932,809,000	-2.4%	908,132,000	933,027,000	-2.7%
Calculation of Segment PTOI as a Percent of Segment Sales

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2008	2007	% Change	2008	2007	% Change
Segment PTOI excluding Significant Items	$1,712	$1,579	8%	$3,563	$3,210	11%
Segment sales	8,919	7,949	12%	17,591	15,880	11%

Segment PTOI as a percent of segment sales	19.2%	19.9%		20.3%	20.2%

E. I. du Pont de Nemours and Company
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)
SCHEDULE D (continued)
Reconciliations of EBIT / EBITDA to Consolidated Income Statement

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Income before income taxes and minority interests	$1,412	$1,308	$2,882	$2,620
Less: Minority interests in (losses) earnings of consolidated subsidiaries	(1)	1	5	3
Add: Interest expense	94	108	174	207

EBIT	1,507	1,415	3,051	2,824
Add: Depreciation and amortization	370	343	750	689

EBITDA	$1,877	$1,758	$3,801	$3,513

Reconciliations of Fixed Costs as a Percent of Sales

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Total charges and expenses — consolidated income statements	$7,867	$6,931	$15,167	$13,780
Remove:
Interest expense	(94)	(108)	(174)	(207)
Variable costs (1)	(4,542)	(3,781)	(8,682)	(7,524)
Significant Items — charge (2)	—	—	—	(52)

Fixed costs	$3,231	$3,042	$6,311	$5,997

Consolidated net sales	$8,837	$7,875	$17,412	$15,720

Fixed costs as a percent of consolidated net sales	36.6%	38.6%	36.2%	38.1%

(1)	Includes variable manufacturing costs, freight, commissions and other selling expenses which vary with the volume of sales.

(2)	See Schedule B for detail of Significant Items.
Reconciliation of Earnings Per Share (EPS) Outlook

	Six Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
	Outlook	Actual	Outlook	Actual
Earnings per share — excluding Significant Items	$.96 to $1.06	$1.16	$3.45 to $3.55	$3.28
Significant Items included in EPS:
Impairment charge — Performance Materials	—	(0.15)	—	(0.15)
Litigation related charges — Other	—	(0.03)	—	(0.03)
Litigation related charges, net — Performance Materials	—	0.05	—	(0.01)
Corporate tax-related items	—	0.13	—	0.13

Net charge for Significant Items	—	—	—	(0.06)

Reported EPS	$.96 to $1.06	$1.16	$3.45 to $3.55	$3.22

E. I. du Pont de Nemours and Company
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)
SCHEDULE D (continued)
Exchange Gains/Losses
The company routinely uses forward exchange contracts to offset its net exposures, by currency, related to the foreign currency denominated monetary assets and liabilities of its operations. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes. The net pretax exchange gains and losses are recorded in Other income, net on the Consolidated Income Statements and are largely offset by the associated tax impact.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Subsidiary/Affiliate Monetary Position (Gain)/Loss
Pretax exchange (gains)/losses (includes equity affiliates)	$(58)	$(32)	$(209)	$(58)
Local tax expenses/(benefits)	38	23	4	32

Net after-tax impact from subsidiary exchange (gains)/losses	$(20)	$(9)	$(205)	$(26)

Hedging Program (Gain)/Loss
Pretax exchange (gains)/losses	$87	$24	$393	$78
Tax (benefits)/expenses	(30)	(8)	(137)	(27)

Net after-tax impact from hedging program exchange (gains)/losses	$57	$16	$256	$51

Total Exchange (Gain)/Loss
Pretax exchange (gains)/losses	$29	$(8)	$184	$20
Tax expenses/(benefits)	8	15	(133)	5

Net after-tax exchange (gains)/losses	$37	$7	$51	$25

As shown above, the “Total Exchange (Gain)/Loss” is the sum of the “Subsidiary/Affiliate Monetary Position (Gain)/Loss” and the “Hedging Program (Gain)/Loss.”
Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains/losses, as defined above, and significant items.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Income before income taxes and minority interests	$1,412	$1,308	$2,882	$2,620
Add: Significant Items — charge	—	—	—	52
Net exchange losses	29	(8)	184	20

Income before income taxes, Significant Items, exchange gains/losses and minority interests	$1,441	$1,300	$3,066	$2,692

Provision for income taxes	$335	$335	$608	$700
Add: Tax benefit on Significant Items	—	—	—	—
Tax benefit on exchange gains/losses	(8)	(15)	133	(5)

Provision for income taxes, excluding taxes on Significant Items and exchange gains/losses	$327	$320	$741	$695

Effective income tax rate	23.7%	25.6%	21.1%	26.7%
Significant Items effect	0.0%	0.0%	0.0%	(0.5)%

Tax rate before significant items	23.7%	25.6%	21.1%	26.2%
Exchange gains/losses effect	(1.0)%	(1.0)%	3.1%	(0.4)%

Base income tax rate	22.7%	24.6%	24.2%	25.8%